Exhibit 10.1

AMENDMENT NO. 2

This AMENDMENT NO. 2, dated as of February 23, 2019 (this “Amendment”), is made by and among Multi-Color Corporation, an Ohio corporation (the “Company”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the Lenders party hereto.

Reference is made to the Credit Agreement dated as of October 31, 2017, as amended by Amendment No. 1, dated as of October 16, 2018 (as amended, the “Credit Agreement”) by and among the Company, Collotype International Holdings Pty Limited, as the Australian Borrower (the “Australian Borrower”), certain Subsidiaries of the Company party thereto, as Designated Borrowers (together with the Company and the Australian Borrower, the “Borrowers”), the Lenders (together with their respective successors and assigns, the “Lenders”), the Administrative Agent, Citisecurities Limited, as Australian Administrative Agent (in such capacity, the “Australian Administrative Agent”, and Citicorp International Limited, as Australian Collateral Agent (in such capacity, the “Australian Collateral Agent” and together with the Australian Administrative Agent, the “Australian Agents”). The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the Credit Agreement and the other Loan Documents may be amended with the consent of the Required Lenders;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Clause (c) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended by deleting the words “or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of” therein.

Section 2. Representations and Warranties, No Default. The Company, on its own behalf and on behalf of each of the Loan Parties, represents and warrants to the Lenders that (i) the representations and warranties made by each Loan Party in or pursuant to the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which event such representation and warranty shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement, including after giving effect to this Amendment.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the Administrative Agent shall have received this Amendment, duly executed and delivered by a duly authorized officer of each of (i) the Company and (ii) the Required Lenders, and acknowledged by the Administrative Agent.

Section 4. Effect of the Amendment. In connection with the execution and delivery of this Amendment, (i) the Company, on its own behalf, and on behalf of each other Loan Party, (a) hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, if any, under each of the Loan Documents to which it is a party, (b) without limiting the generality of clause (a), hereby ratifies and reaffirms the Guaranty and Collateral Agreements and the other Security Documents to which it is a party, (c) acknowledges and agrees that, as of the date hereof, any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment and are hereby reaffirmed and confirmed in all respects, and (d) represents and warrants that all representations and warranties contained in the Guaranty and Collateral Agreements, the other Security Documents and each other Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and (ii) the Company, on its own behalf, and on behalf of each other Loan Party, reaffirms each Lien, if any, it granted pursuant to the Guaranty and Collateral Agreements or the other Security Documents to which it is a party, which Liens continue, as of the date hereof, to be in full force and effect and continue to secure the Obligations, on and subject to the terms and conditions set forth in the Credit Agreement, the Guaranty and Collateral Agreements, the other Security Documents and the other Loan Documents. Without limiting the foregoing, the Company, on its own behalf, and on behalf of each other Loan Party, hereby confirms that the Guaranty and Collateral Agreements and all other Security Documents to which it is a party, and all Collateral encumbered thereby or pursuant thereto continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the applicable Guaranty and Collateral Agreements and Security Documents, the payment and performance of all Obligations, subject, however, in each case, to the limitations set forth herein and therein, as applicable. The Company, on its own behalf, and on behalf of each other Loan Party, acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound continue in full force and effect and that all of its obligations thereunder continue to be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment.

The execution, delivery and effectiveness of this Amendment shall not (a) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Australian Agents, or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Amendment, or (b) entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. Each of the parties hereto acknowledge that this Amendment shall not be construed as a novation of the Credit Agreement or any other Loan Document.

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Section 5. Miscellaneous. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment, or any certificate delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of this Amendment, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart. This Amendment is a Loan Document, and shall be effective as of the date written above when it is signed by the Required Lenders, the Administrative Agent and the Loan Parties.

If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns permitted under Section 10.06 of the Credit Agreement.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR IN TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Sections 10.14(b) through (d), Section 10.15 and Section 10.17 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender

By:	/s/ Gregory J. Bosio
Name:	Gregory J. Bosio
Title:	Senior Vice President

BANK OF MONTREAL, as a Lender

By:	/s/ Patrick Hartweger
Name:	Patrick Hartweger
Title:	Managing Director

[Signature Page – Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J.T. Taylor
Name:	J.T. Taylor
Title:	SVP & Group Head, Leveraged Finance

[Signature Page – Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page – Amendment]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page – Amendment]

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Piet Hein Knook
Name:	Piet Hein Knook
Title:	Vice President

By:	/s/ Bradley A Pierce
Name:	Bradley A Pierce
Title:	Executive Director

[Signature Page – Amendment]

FIFTH THIRD, as a Lender

By:	/s/ James M. Sumoski
Name:	James M. Sumoski
Title:	Vice President

[Signature Page – Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey L. Stein
Name:	Jeffrey L. Stein
Title:	Senior Vice President

[Signature Page – Amendment]

SUNTRUST BANK, as a Lender

By:	/s/ Carlos Cruz
Name:	Carlos Cruz
Title:	Director

[Signature Page – Amendment]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Paul Isaac
Name:	Paul Isaac
Title:	Duly Authorized Signatory

[Signature Page – Amendment]

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Bryon Korutz
Name:	Bryon Korutz
Title:	Associate Director

By:	/s/ Filippo Pappalardo
Name:	Filippo Pappalardo
Title:	Managing Director

[Signature Page – Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ Shawna Elkus
Name:	Shawna Elkus
Title:	Director

[Signature Page – Amendment]

CITIBANK, N.A., SYDNEY BRANCH as a Lender, EXECUTED by its attorneys in the presence of:

By:	/s/ Mamta Kohil
Name:	Mamta Kohil, as witness
Title:	Relationship Associate

By:	/s/ Mamta Kohil
Name:	Mamta Kohil, as witness
Title:	Relationship Associate

By:	/s/ Brett Hanmer
Name:	Brett Hanmer, as attorney
Title:	Managing Director

By:	/s/ Tim Robinson
Name:	Tim Robinson, as attorney
Title:	Head of GSG

[Signature Page – Amendment]

CIT BANK, N.A., as a Lender

By:	/s/ Terence Sullivan
Name:	Terence Sullivan
Title:	Managing Director

[Signature Page – Amendment]

MULTI-COLOR CORPORATION, as the Company

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Vice President and Treasurer

[Signature Page – Amendment]